UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):June 5, 2024

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

(518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 5, 2024, Plug Power Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted upon the following matters:

1.	The election of each of Andrew J. Marsh, Maureen O. Helmer and Kavita Mahtani as a Class I Director, each to hold office until the Company’s 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2.	The approval of the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

3.	The ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the Annual Meeting, the stockholders elected each of Andrew J. Marsh, Maureen O. Helmer and Kavita Mahtani as a Class I Director, approved the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers, and ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Set forth below are the final voting results for each matter voted upon:

Proposal 1 - Election of Class II Directors

Director	For	Withheld	Broker Non-Votes
Andrew J. Marsh	172,737,565	9,226,994	152,935,991
Maureen O. Helmer	120,357,157	61,607,402	152,935,991
Kavita Mahtani	128,779,654	53,184,905	152,935,991

Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
137,828,539	38,280,227	5,855,793	152,935,991

Proposal 3 - Ratification of Appointment of Deloitte

For	Against	Abstain	Broker Non-Votes
322,814,177	7,812,941	4,273,432	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 7, 2024	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer